[BALLARD SPAHR, LLP LETTERHEAD]

May 3, 2012

VIA ELECTRONIC TRANSMISSION

Division of Corporation Finance U.S. Securities and Exchange Commission 100 F Street, NE Washington, D.C. 20549-3628

Re:	USA Technologies, Inc. Preliminary Proxy Statement on Schedule 14A

Ladies and Gentlemen:

We transmit herewith via electronic transmission, for filing, pursuant to Rule 14a-6(a) promulgated under the Securities Exchange Act of 1934, as amended, the Preliminary Proxy Statement and related proxy card on Schedule 14A (the “Proxy Statement”) of USA Technologies, Inc. (the “Company”).  The Proxy Statement is to be used in connection with the Company’s solicitation of proxies at the Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to, among other things, elect candidates to the Board of Directors of the Company (the “Board”).  The Company is filing the Proxy Statement in preliminary form only because the Company has commented on or referred to a solicitation in opposition by Bradley M. Tirpak, who has provided notice of his intent to nominate a slate of nominees for election to the Board at the Annual Meeting in opposition to the Company’s recommended nominees.

The Proxy Statement currently contemplates a slate of eight Company nominees for the nine-member Board.  However, the Company intends to nominate a ninth candidate for election to the Board at the Annual Meeting.  The selection of such ninth nominee would be made prior to the mailing of definitive materials to shareholders, such that all required information regarding the ninth nominee would be included in the definitive proxy statement mailed to shareholders.  In addition, the name of the ninth nominee would appear on the definitive proxy card.

If you have any questions or comments concerning the materials being transmitted herewith, please contact the undersigned at (215)-864-8606

Very truly yours,

/s/ Justin P. Klein
Justin P. Klein

Enclosure